UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2014

ULTIMATE NOVELTY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-179280	45-4267181
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

 40 East Main Street, Suite 998,
Newark,  Delaware 19711

(Address of principal executive offices)(Zip Code)

(302) 231-1252

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Ultimate Novelty Sports changed its certifying accountant from Ronald Chadwick, CPA to DeJoya Griffith, LLC at a Board Meeting on February 24, 2014.  As part of the transition the former certifying accountant issued a letter dated February 24, 2014 stating that there were no disagreements between Ronald Chadwick, CPA and the Company concerning the Company’s current and past financial statements.  Ronald Chadwick, CPA ceased providing audit services at the end of November 2013.

DeJoya Griffith, LLC maintains a number of addresses however the main address for purposes of the Company is 2580 Anthem Village Drive, Henderson, Nevada 89052, telephone number of (702) 563-1600 and website address of www.dejoyagriffith.com.

(c) Exhibits

Exhibit No.	Description
16.1	Letter from Ronald Chadwick re resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultimate Novelty Sports, Inc.

Dated: February 26, 2014	By:	/s/ Issa El-Cheikh
Issa El-Cheikh
Title: President